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                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549

                              ------------------------

                                      FORM 8-K

                                   CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): November 5, 1998




                            ADC TELECOMMUNICATIONS, INC.
                  -----------------------------------------------
               (Exact name of registrant as specified in its charter)


          Minnesota                      0-1424                  41-0743912
(State or other jurisdiction    (Commission file number)       (IRS employer
       of incorporation)                                     identification No.)





                12501 Whitewater Drive, Minnetonka, Minnesota 55343
                ---------------------------------------------------
                      (Address of principal executive offices)


 Registrant's telephone number, including area code:    (612) 938-8080
                                                      ------------------

                                   Not Applicable
             ---------------------------------------------------------
           (Former name or former address, if changed since last report)


                                 Page 1 of 4 Pages


                          Exhibit Index Appears on Page 3

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Item 2.   ACQUISITION OR DISPOSITION OF ASSETS.

          (a) On November 5, 1998, ADC Telecommunications, Inc. ("ADC") acquired all of the issued and outstanding Ordinary Shares, NIS
               0.10 per share ("Ordinary Shares"), of Teledata Communications,
               Ltd. ("Teledata") for U.S. $15.75 cash per share, or an aggregate cash purchase price of approximately $200 million (the
               "Acquisition Consideration"). In addition, ADC assumed all outstanding options to acquire Teledata shares and converted them into options to acquire, in the aggregate, 966,111 shares of ADC common stock, par value $0.20 per share. The terms and conditions of the acquisition are set forth in an Agreement (the
               "Acquisition Agreement"), dated September 16, 1998, between ADC and Teledata, and the description herein is qualified in its entirety by reference to the Acquisition Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

               The Acquisition Consideration was negotiated at arms' length by the parties. Prior the to closing of the acquisition, the holders of Ordinary Shares of Teledata were not affiliated with ADC. The acquisition will be accounted for as a purchase. ADC funded the cash portion of the consideration through a new financing facility, dated October 27, 1998, among ADC, ABN AMRO
               Bank, NV, and Windmill Funding Corporation.

          (b) The assets of Teledata consist primarily of cash, short-term investments, other current assets and, property and equipment.
               Teledata utilizes its assets to design, develop, manufacture, market and support advanced wireline and wireless customer access network equipment for telephone operating companies worldwide and to enable telephone operating companies to enhance the capacity, reach and functionality of the network of transmission lines that connect subscribers to the local exchange, generally known as the "local loop" or "customer access network." ADC intends to use the assets of Teledata's business substantially as previously used.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

               (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

                    The required financial statements of Teledata are not included in this Current Report on Form 8-K. These financial statements will be provided in an amendment to this Current Report on Form 8-K as soon as practicable, but not later than January 19, 1999.


                                  Page 2 of 4 Pages

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               (b)  PRO FORMA FINANCIAL INFORMATION

                    The required pro forma financial information relative to the acquisition of Teledata is not included in this Report on Form 8-K. The pro forma financial information will be provided in an amendment to this Current Report on Form 8-K as soon as practicable, but not later than January 19, 1999.

               (c)  EXHIBITS

                    Exhibit No.      Description
                    -----------      -----------
                    2.1              Agreement, dated September 16, 1998 between
                                     ADC Telecommunications, Inc. and Teledata
                                     Communications, Ltd.


                                 Page 3 of 4 Pages
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          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:     November 20, 1998

                                   ADC TELECOMMUNICATIONS, INC.


                                   By:  /s/ Robert E. Switz
                                       ---------------------------------------
                                        Robert E. Switz
                                        Senior Vice President
                                        and Chief Financial Officer


                                 Page 4 of 4 Pages
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                                  INDEX TO EXHIBITS


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

Exhibit
-------
Number               Item
------               ----
2.1                  Agreement, dated September 16, 1998 between ADC
                     Telecommunications, Inc. and Teledata Communications, Ltd.
